UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 25, 2007
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                                    NIC INC.
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             (Exact name of registrant as specified in its charter)



           Colorado                 000-26621                52-2077581
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(State or other jurisdiction of    (Commission             (I.R.S. Employer
 incorporation or organization)    File Number)           Identification No.)



                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
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          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Eric Bur resigned as Chief Financial Officer of NIC Inc. (the "Company") effective June 25, 2007 to pursue other opportunities.

In connection with Mr. Bur's resignation, the Company and Mr. Bur agreed that Mr. Bur will receive the following:

     o Mr. Bur will receive base salary for one year, beginning June 25, 2007; paid as regular payroll until August 15, 2007, with the remaining amount together with accrued vacation paid in a lump sum on July 13, 2007;
     o Mr. Bur will remain an employee of NIC until August 15, 2007 to permit any shares of restricted stock or options that vest by that date to vest and be exercised;
     o    The Company will pay Mr. Bur's COBRA payments through December 31,
          2007.

The Company did not appoint an interim Chief Financial Officer. Steve Kovzan, the Company's Vice President - Financial Operations and Chief Accounting Officer, will oversee the company's financial operations as an internal and external search for a new Chief Financial Officer is conducted.

ITEM 7.01 - REGULATION FD DISCLOSURE

2007 Guidance Reaffirmed
------------------------

For full-year 2007, the Company's previous guidance remains unchanged: total revenues of $80 million to $81.5 million, portal revenues of $77 million to $78 million and software and services revenues of $3 million to $3.5 million. The Company also anticipates operating income between $11.8 million and $12.2 million and net income of $7.5 million to $8.0 million.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NIC Inc.

Date: June 27, 2007                    /s/ Stephen M. Kovzan
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                                       Stephen M. Kovzan
                                       Vice President, Financial Operations
                                       Chief Accounting Officer











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